Exhibit 99.5

ALDILA, INC.

2009 OUTSIDE DIRECTOR EQUITY PLAN

1.             Purposes of the Plan.  The purposes of this Plan are to attract and retain the best available personnel for service as Outside Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

The Plan permits the grant of options, restricted stock and restricted stock units.  All options granted hereunder will be nonstatutory stock options.

Under the Plan the subsequent annual grants will be made on the date of the Company’s Annual Meeting.  The Plan will be effective as of its approval by stockholders of the Company at the Company’s 2009 Annual Meeting.

2.             Definitions.  As used herein, the following definitions will apply:

(a)           “Annual Meeting” means the Company’s annual meeting of stockholders.

(b)           “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)           “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock or Restricted Stock Units.

(d)           “Board” means the Board of Directors of the Company, or a duly authorized committee of the Board of Directors of the Company.

(e)           “Change in Control” means the occurrence of any of the following events:

                (i)            Change in Ownership of the Company.  A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

                (ii)           Change in Effective Control of the Company.  If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any 12 month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.  For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)          Change in Ownership of a Substantial Portion of the Company’s Assets.  A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3).  For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(i)            For purposes of this Section 2(e), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

(ii)           Notwithstanding the foregoing, a transaction shall not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(iii)          Further and for the avoidance of doubt, a transaction shall not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that shall be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(f)            “Code” means the Internal Revenue Code of 1986, as amended.  Reference to a specific section of the Code or Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(g)           “Common Stock” means the common stock of the Company.

(h)           “Company” means Aldila, Inc., a Delaware corporation, or any successor thereto.

(i)            “Director” means a member of the Board.

(j)            “Disability” means total and permanent disability as defined in section 22(e)(3) of the Code.

(k)           “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.  Neither service as a Director nor the payment of a Director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(l)            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)          “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)            If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its fair market value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last trading date such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(ii)           If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported); or

(iii)          In the absence of an established market for the Common Stock, the fair market value thereof will be determined in good faith by the Board.

(n)           “Inside Director” means a Director who is an Employee.

(o)           “Option” means a stock option granted pursuant to the Plan.

(p)           “Outside Director” means a Director who is not an Employee.

(q)           “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(r)            “Participant” means the holder of an outstanding Award.

(s)           “Plan” means this 2009 Outside Director Equity Plan.

(t)            “Restricted Stock” means Shares issued pursuant to an Award under Section 6 of the Plan.

(u)           “Restricted Stock Unit” or “RSU” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, and granted to a Participant pursuant to Section 7 of the Plan.  Each restricted stock unit represents an unfunded and unsecured obligation of the Company.

(v)           “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(w)          “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.             Stock Subject to the Plan.

(a)           Stock Subject to the Plan.  Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be awarded under the Plan is 100,000 Shares (the “Pool”).  The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)           Lapsed Awards.  If an outstanding Award expires or becomes unexercisable without having been exercised in full, or with respect to Restricted Stock and Restricted Stock Units, is forfeited to the Company due to failure to vest, the unpurchased or forfeited Shares which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated).  Shares that have actually been issued under the Plan will not be returned to the Plan and will not become available for future distribution under the Plan.  Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will not become available for future grant or sale under the Plan.

4.             Options.

(a)           Administration of Option Grants.

                (i)            All grants of Options to Outside Directors under this Plan will be automatic and nondiscretionary and will be made strictly in accordance with the following provisions; provided, however, that the Board may, in its sole discretion, provide that certain Outside Directors are not eligible to receive grants of Options for specified periods of time.

(ii)           No person will have any discretion to determine the number of Shares to be covered by Options.

(iii)          In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant will be granted under Options to the Outside Directors on a pro rata basis.  No further grants will be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

(b)           Prohibition Against Repricing.  Subject to the provisions of Section 14 of the Plan, the terms of any Option may not be amended to reduce the exercise price of outstanding Options or cancel outstanding Options in exchange for cash, other Awards or Options with an exercise price that is less than the exercise price of the original Option without stockholder approval.

5.             Exercise of Options.

(a)           Procedure for Exercise of an Option; Rights as Stockholder.

(i)            Any Option granted hereunder will be exercisable at such times as are set forth in Section 8(a) or 9(a), as applicable; provided, however, that no Options will be exercisable until stockholder approval of the Plan in accordance with Section 20 has been obtained.

(ii)           An Option may not be exercised for a fraction of a Share.

(iii)          An Option will be deemed to be exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the terms of the Option) from the person entitled to exercise the Option and (y) full payment for the Shares with respect to which the Option is exercised (together with any applicable tax withholding).  Full payment may consist of any consideration and method of payment allowable under Section 12 of the Plan.  Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to any Option, notwithstanding the exercise of the Option.  The Company will issue (or cause to be issued) such Shares promptly   No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

(iv)          Exercise of an Option in any manner will result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)           Termination of Continuous Status as a Director.  Subject to Section 14, in the event an Participant’s status as a Director terminates (other than upon the Participant’s death or Disability), the Participant may exercise his or her Option, but only within 3 months following the date of such termination, and only to the extent that the Participant was entitled to exercise it on the date of such termination (but in no event later than the expiration of its 7 year term).  To the extent that the Participant was not entitled to exercise an Option on the date of such termination, and to the extent that the Participant does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option will terminate.

(c)           Disability of Participant.  In the event Participant’s status as a Director terminates as a result of Disability, the Participant may exercise his or her Option, but only within 12 months following the date of such termination, and only to the extent that the Participant was entitled to exercise it on the date of such termination (but in no event later than the expiration of its 7 year term).  To the extent that the Participant was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option will terminate and the Shares covered by such Option will revert to the Plan.

(d)           Death of Participant.  If a Participant dies while still a Director, the Participant’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within 12 months following the date of death, and only to the extent that the Participant was entitled to exercise it on the date of death (but in no event later than the expiration of its 7 year term).  To the extent that the Participant was not entitled to exercise an Option on the date of death, and to the extent that the Participant’s estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option will terminate and the Shares covered by such Option will revert to the Plan.

6.             Restricted Stock.

(a)           Procedures for Grants.

(i)            The Board will also have the power to approve the grant of Restricted Stock to Outside Directors under this Plan.  All grants of Restricted Stock to Outside Directors under this Plan will be automatic and nondiscretionary and will be made pursuant to a formal policy approved by the Board and strictly in accordance with the following provisions; provided, however, that the Board may, in its sole discretion, provide that certain Outside Directors are not eligible to receive grants of Restricted Stock for specified periods of time.

(ii)           No person will have any discretion to determine the number of Shares to be covered by Restricted Stock awards.

(b)           Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an award agreement that will specify the vesting period, the number of Shares granted, and such other terms and conditions as the Board, in its sole discretion, will determine. Unless the Board determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c)           Transferability.  Except as provided in this Section 6 or Section 14, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable vesting period.

(d)           Other Restrictions.  The Board, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)           Removal of Restrictions.  Except as otherwise provided in this Section 6, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the applicable vesting period or at such other time as the Board may determine.

(f)            Voting Rights. During the applicable vesting period, Outside Directors holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Board determines otherwise.

(g)           Dividends and Other Distributions.  During the applicable vesting period, Outside Directors holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless the Board provides otherwise.  If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)           Return of Restricted Stock to Company. On the date set forth in the award agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

7.             Restricted Stock Units.

(a)           Procedures for Grants.

(i)            The Board will also have the power to approve the grant of Restricted Stock Units to Outside Directors under this Plan. All grants of Restricted Stock Units to Outside Directors under this Plan will be automatic and nondiscretionary and will be made pursuant to a formal policy approved by the Board and strictly in accordance with the following provisions; provided, however, that the Board may, in its sole discretion, provide that certain Outside Directors are not eligible to receive grants of Restricted Stock Units for specified periods of time.

(ii)           No person will have any discretion to determine the number of Shares to be covered by Restricted Stock Units.

(b)           Form and Timing of Payment.  Restricted Stock Units will be settled in Shares, on a one unit for one Share basis. When Shares are paid to the Participant in payment for the Restricted Stock Units, par value ($.001 per share) will be deemed paid by the Participant for each Restricted Stock Unit by services rendered by the Participant.  Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Board but no later than March 15th of the calendar year following the applicable vesting date.

(c)           Cancellation.  On the date of Participant’s termination as a Director, all unvested Restricted Stock Units will be forfeited to the Company.

(d)           Additional RSU Terms.

(i)                            Company’s Obligation to Pay.  Unless and until the Restricted Stock Units have vested in the manner set forth above, the Participant will have no right to payment of such Restricted Stock Units.  Prior to actual payment of Shares upon the vesting of any Restricted Stock Units, such Restricted Stock Units will represent an unsecured obligation.  Payment of any vested Restricted Stock Units will be made in whole Shares.

(ii)                           Rights as Stockholder.  Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (including through electronic delivery to a brokerage account).  After such issuance, recordation and delivery, the Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

8.             First Award.

(a)           First Option Grant.  Each Outside Director will be automatically granted an Option to purchase 8,772 shares (the “First Option”) on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director will not receive a First Option.  The terms of a First Option granted hereunder will be as follows:

(i)            the term of the First Option will be 7 years.

(ii)           the First Option will be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 5 and 14.

(iii)          the exercise price per Share will be 100% of the Fair Market Value per Share on the date of grant of the First Option.

(iv)          subject to Section 14, the First Option will become exercisable as to 1/3 of the Shares subject to the First Option each anniversary following its date of grant, so as to become 100% vested on the 3rd anniversary of the date of grant, provided that the Participant continues to serve as a Director on such dates.

9.             Subsequent Award.

(a)           Subsequent Option Grant. Each Outside Director will be automatically granted an Option to purchase 3,334 shares (“Subsequent Option”) annually on the date of the Annual Meeting, provided that such Outside Director had served as an Outside Director for at least 6 months prior to such Annual Meeting and that he or she continues to be an Outside Director at and immediately following such Annual Meeting. The terms of a Subsequent Option granted hereunder will be as follows:

(i)            the term of the Subsequent Option will be 7 years.

(ii)           the Subsequent Option will be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 5 and 14.

(iii)          the exercise price per Share will be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

(iv)          subject to Section 14, the Subsequent Option will become exercisable as to 1/3 of the Shares subject to the Subsequent Option each anniversary following its date of grant, so as t o become 100% vested on the 3rd anniversary of the date of grant, provided that the Participant continues to serve as a Director on such dates.

10.           Eligibility.  Awards may be granted only to Outside Directors.  All Options will be automatically granted in accordance with the terms set forth in Section 4 hereof.  All Awards of Restricted Stock and Restricted Stock Units will be granted in accordance with the terms set forth in Sections 6 and 7, respectively.

The Plan will not confer upon any Participant any right with respect to continuation of service as a Director or nomination to serve as a Director, nor will it interfere in any way with any rights which the Director or the Company may have to terminate the Director’s relationship with the Company at any time.

11.           Term of Plan.  This Plan is effective as of its approval by the stockholders of the Company at the Company’s 2009 Annual Meeting as described in Section 20 of the Plan.  It will continue in effect until the tenth anniversary of the Plan’s initial effectiveness unless sooner terminated under Section 15 of the Plan.

12.           Form of Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, will consist of:

(i)            cash;

(ii)           check;

(iii)          other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised;

(iv)          net issue exercise, whereby Participant surrenders an Option at the principal office of the Company (or such other office or agency as the Company may designate) together with a properly completed and executed exercise notice reflecting such election, in which event the Company will issue to the Participant that number of Shares computed using the following formula:

X             =              Y (A — B)

A

Where:

X =          the number of Shares to be issued to Participant;

Y =          the number of Shares subject to the Option or, if only a portion of the Option is being exercised, the portion of the Option being cancelled (at the date of such calculation);

A =         the Fair Market Value of one Share (at the date of such calculation);

B =          the exercise price per Share of the Option (as adjusted to the date of the calculation);

(v)           consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

(vi)          any combination of the foregoing methods of payment.

13.           Non-Transferability of Awards.  Except as described in the Award Agreements, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.  Upon any attempt to sell, pledge, assign, hypothecate, transfer or otherwise dispose of an Award, the  Award  immediately will become null and void.

14.           Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)           Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each such outstanding Award will be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company will not be deemed to have been “effected without receipt of consideration”; provided, further, that the number of Shares subject to subsequently granted First Options, Subsequent Options, and RSUs will not be proportionately adjusted.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number or price of Shares subject to an Award.

(b)           Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised or an Award of Restricted Stock or a Restricted Stock Unit has not vested, it will terminate immediately prior to the consummation of such proposed action.

(c)           Change in Control.

(i)            In the event of a Change in Control, any Awards shall become fully vested and exercisable immediately prior to the close of such transaction.  Thereafter, outstanding Awards may be assumed or equivalent Awards may be substituted by the successor corporation or a Parent or Subsidiary thereof (the “Successor Corporation”).  If an Award is assumed or substituted for, the Award or equivalent award will continue to be exercisable as provided in Section 8 or 9, as applicable, for so long as the Participant serves as a Director or a director of the Successor Corporation.  Thereafter, the Award or award will remain exercisable in accordance with Sections 5(b) through (d) above.

(ii)           If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Board will notify the Participant that the Option will be fully exercisable for a period of 30 days from the date of such notice, and upon the expiration of such period the Option will terminate.

(iii)          For the purposes of this Section 14(c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).  If such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, or upon the payout of a Restricted Stock Award or Restricted Stock Unit, for each Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

15.           Amendment and Termination of the Plan.

(a)           Amendment and Termination.  The Board may at any time amend, alter, suspend, or discontinue the Plan (including the size and timing of Awards granted hereunder), but no amendment, alteration, suspension, or discontinuation will be made which would impair the rights of any Participant under any grant theretofore made, without his or her consent.  In addition, to the extent necessary and desirable to comply with Applicable Laws, the Company will obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b)           Effect of Amendment or Termination.  Any such amendment or termination of the Plan will not affect Awards already granted and such Awards will remain in full force and effect as if this Plan had not been amended or terminated.

16.           Time of Granting of Awards.  The date of grant of an Award will, for all purposes, be the date determined in accordance with Section 4 and 6.

17.           Conditions Upon Issuance of Shares.

(a)           Shares will not be issued under any Award unless the issuance and delivery of such Shares pursuant thereto, and in the case of an Option, the exercise of such Option, will comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)           As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

(c)           Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

18.           Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

19.           Award Agreement.  Awards will be evidenced by written award agreements in such form as the Board will approve.

20.           Stockholder Approval.  The Plan will be subject to approval by the stockholders of the Company at the Company’s 2009 Annual Meeting.  Such stockholder approval will be obtained in the degree and manner required under Applicable Laws.

21.           No Guarantee of Continued Service.  The Plan will not confer upon any Participant any rights with respect to continuation of service as a Director or other service provider to the Company or nomination to serve as a Director, nor will it interfere in any way with any rights which the Director of the Company may have to terminate the Director’s relationship with the Company at any time.

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Approved by Aldila, Inc. Board of Directors — March 11, 2009